UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant|_|

Check the appropriate box:

|_| Preliminary Proxy Statement


|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
    BY RULE 14A-6(E)(2))


|_| Definitive Proxy Statement


|_| Definitive Additional Materials


|X| Soliciting Material Pursuant to ss.240.14a-12




                               LUCENT TECHNOLOGIES INC.

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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:



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    2) Aggregate number of securities to which
       transaction applies:



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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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    4) Proposed maximum aggregate value of transaction:



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    5) Total fee paid:



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|_| Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:



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    2) Form Schedule or Registration Statement No.:



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    3) Filing Party:



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    4) Date Filed:



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                              EMPLOYEE MERGER Q&A
                                     ROUND 2



IMPACT ON EMPLOYEES
 COMP AND BENEFITS

Q: Are there any special benefit provisions for Lucent employees under the merger agreement?

     A: YES. THE MERGER AGREEMENT PROVIDES THAT THROUGH AT LEAST DECEMBER 31, 2007, THE COMBINED COMPANY WILL PROVIDE ALL INDIVIDUALS WHO WERE EMPLOYED BY LUCENT OR ALCATEL (OR THEIR SUBSIDIARIES) AS OF THE CLOSING DATE, AND WHO REMAIN EMPLOYED BY THE COMBINED COMPANY (OR ITS SUBSIDIARIES), WITH A BASE SALARY NO LESS FAVORABLE THAN THE BASE SALARY IMMEDIATELY PRIOR TO THE CLOSING DATE, AND AGGREGATE EMPLOYEE BENEFITS (EXCLUDING ANY EQUITY-BASED PROGRAMS) THAT ARE NO LESS FAVORABLE THAN THOSE PROVIDED IMMEDIATELY PRIOR TO THE CLOSING DATE. THE MERGER AGREEMENT ALSO PROVIDES THAT THE COMBINED COMPANY WILL MAINTAIN ALL OF LUCENT'S AND ALCATEL'S SEVERANCE PLANS, PROGRAMS, AND POLICIES FOR AT LEAST TWO YEARS AFTER THE MERGER, OTHER THAN FOR THOSE EMPLOYEES WHOSE EMPLOYMENT IS GOVERNED BY A COLLECTIVE BARGAINING OR SIMILAR AGREEMENT. THE COMBINED COMPANY WILL ALSO HONOR ALL LUCENT BENEFIT PLANS IN ACCORDANCE WITH THEIR TERMS, SUBJECT TO ANY AMENDMENT OR TERMINATION THAT MAY BE PERMITTED BY THE TERMS OF ANY PLAN.

          BENEFIT PLAN PROVISIONS FOR U.S. REPRESENTED OCCUPATIONAL EMPLOYEES ARE SUBJECT TO THE TERMS OF THE APPLICABLE COLLECTIVE BARGAINING AGREEMENT.

          ALSO, THE MERGER AGREEMENT PROVIDES THAT THE COMBINED COMPANY WILL WAIVE PRE-EXISTING CONDITIONS, EXCLUSIONS, AND WAITING PERIODS (OTHER THAN LIMITATIONS OR WAITING PERIODS ALREADY IN EFFECT AND NOT SATISFIED), PROVIDE CREDIT FOR CO-PAYMENTS AND DEDUCTIBLES PAID, AND GENERALLY RECOGNIZE PRIOR SERVICE WITH LUCENT AND ALCATEL PRIOR TO THE MERGER [SEE QUESTION X ON SERVICE BRIDGING] FOR PURPOSES OF ANY EMPLOYEE BENEFIT PLANS OF THE COMBINED COMPANY.


IMPACT ON EMPLOYEES
 COMP AND BENEFITS

Q: Will there be any incentives for early retirement? If not, will there be a last day to retire under the current U.S. Lucent retirement plan?

     A: WE ARE NOT CURRENTLY CONSIDERING ANY INCENTIVES FOR EARLY RETIREMENT. THERE IS NO "LAST DAY" TO RETIRE UNDER THE LUCENT RETIREMENT PLANS

          (MANAGEMENT OR OCCUPATIONAL) BECAUSE, AS OF ANY DATE, THE MONTHLY PENSION BENEFITS THEN ACCRUED UNDER THE PLANS (AND ASSOCIATED EARLY RETIREMENT SUBSIDIES) ARE PROTECTED UNDER THE LAW. SO WHILE THE PENSION PLAN COULD EVENTUALLY BE CHANGED BY THE COMBINED COMPANY, THE BENEFITS YOU HAVE ACCRUED THROUGH YOUR SERVICE TO DATE ARE VESTED.

          BENEFIT PLAN PROVISIONS FOR U.S. REPRESENTED OCCUPATIONAL EMPLOYEES ARE SUBJECT TO THE TERMS OF THE APPLICABLE COLLECTIVE BARGAINING AGREEMENT.


IMPACT ON EMPLOYEES
 COMP AND BENEFITS

Q:   Have we established any service bridging rules?

     A: THE COMBINED COMPANY WILL RECOGNIZE SERVICE WITH LUCENT AND ALCATEL COMPLETED PRIOR TO THE CLOSE OF THE MERGER FOR ALL PURPOSES (INCLUDING, BUT NOT LIMITED TO, VACATION, VESTING AND SEVERANCE) UNDER ALL BENEFIT PLANS OF THE COMBINED COMPANY, PROVIDED THAT SUCH SERVICE RECOGNITION WILL NOT RESULT IN ANY DUPLICATION OF BENEFITS. TO AVOID ANY DUPLICATION OF BENEFITS, SERVICE RECOGNITION WILL NOT NECESSARILY APPLY TO BENEFIT ACCRUAL UNDER DEFINED BENEFIT PLANS.


IMPACT ON EMPLOYEES
 COMP AND BENEFITS

Q: For Lucent's current employees, will service years be dropped at the time of the merger, after the merger, or not at all?

     A: AS NOTED ABOVE, THE MERGER AGREEMENT REQUIRES THE COMBINED COMPANY TO RECOGNIZE ALL YEARS OF SERVICE WITH LUCENT OR ALCATEL FOR PURPOSES OF VACATION AND MOST BENEFIT PLANS.


IMPACT ON EMPLOYEES
 GENERAL

Q:   Will Lucent continue to consider promotions during the transition period?

     A: YES. WE HAVE IMPLEMENTED A "CRITICAL HIRES ONLY" POLICY WITH RESPECT TO HIRING EXTERNAL CANDIDATES FOR OPEN POSITIONS; HOWEVER THIS POLICY CHANGE DOES NOT IMPACT INTERNAL MOVEMENT OF EXISTING EMPLOYEES. PROFESSIONAL DEVELOPMENT REMAINS A PRIORITY FOR OUR EMPLOYEES AND PROMOTIONS AND/OR LATERAL MOVES THROUGHOUT THE ORGANIZATION REMAIN OPEN TO ALL ELIGIBLE EMPLOYEES IN ACCORDANCE WITH THE EXISTING POLICIES.

IMPACT ON EMPLOYEES
 COMP AND BENEFITS

Q:   Will the merger have an impact on mid-year or end-of-year appraisals?

     A:   NO. MID-YEAR AND END-OF-YEAR APPRAISALS CONTINUE AS PLANNED.


IMPACT ON EMPLOYEES
 COMP AND BENEFITS

Q: I saw that Alcatel's U.S. pension benefits are applied when a retiree is 55 years old with at least 10 years of service. Lucent's management benefits are applied when a retiree is 50 years old with at least 15 years of service. Does this mean that the retirement eligibility age will be raised to 55 years old for the combined company? Will the current pension plan continue to be offered in the same manner that it is today in terms of eligibility for those employees who are either retirement eligible now or will be in the next few years?

     A: FOR BOTH U.S. MANAGEMENT (HIRED BEFORE 1999) AND OCCUPATIONAL EMPLOYEES OF LUCENT, THE ABILITY TO EARN AN EARLY RETIREMENT SUBSIDY UNDER THE CURRENT RULES IS FULLY PROTECTED BY LAW AND, WITH RESPECT TO CURRENTLY ACCRUED BENEFITS, CANNOT BE TAKEN AWAY BY LUCENT OR THE COMBINED COMPANY. IF THE COMBINED COMPANY WERE TO CHANGE THE PENSION PLAN GOING FORWARD, IT COULD CHANGE THE EARLY RETIREMENT ELIGIBILITY RULES BUT ONLY WITH RESPECT TO BENEFITS ACCRUED AFTER THE CHANGE. BENEFIT PLAN PROVISIONS FOR U.S. REPRESENTED OCCUPATIONAL EMPLOYEES ARE SUBJECT TO THE TERMS OF THE APPLICABLE COLLECTIVE BARGAINING AGREEMENT.

          FOR EXAMPLE, THE MANAGEMENT PLAN PROVIDES THAT UNREDUCED PENSION BENEFITS ARE PAYABLE IF A PARTICIPANT RETIRES AFTER ATTAINING AGE 50 WITH AT LEAST 15 YEARS OF SERVICE, IF THE PARTICIPANT HAS AT LEAST 75 "POINTS" (COMBINED AGE AND YEARS OF SERVICE). ASSUME THAT SALLY, A LUCENT MANAGEMENT EMPLOYEE, HAS A BENEFIT OF $1,000 A MONTH PAYABLE AT AGE 65. ASSUME FURTHER THAT SHE IS ALREADY RETIREMENT ELIGIBLE AND HAS 75 POINTS. IF THE COMBINED COMPANY WERE TO CHANGE THE EARLY RETIREMENT RULES SO THAT 30 YEARS OF SERVICE ARE REQUIRED TO RECEIVE THE PENSION BENEFITS AT AGE 50, SALLY COULD STILL RECEIVE THE UNREDUCED PENSION IMMEDIATELY WITH RESPECT TO THE $1,000 A MONTH SHE HAD ALREADY ACCRUED. HOWEVER, IF SHE WERE TO CONTINUE TO WORK UNDER THE NEW ELIGIBILITY RULES DEFINED BY THE COMBINED COMPANY, THE NEW RULES WOULD APPLY TO BENEFITS EARNED AFTER THE DATE OF THE CHANGE.

          ASSUME BOB, ALSO A MANAGEMENT EMPLOYEE WITH A BENEFIT OF $1,000 A MONTH PAYABLE AT AGE 65, IS NOT YET PENSION ELIGIBLE UNDER LUCENT'S CURRENT ELIGIBILITY RULES AND HAS 71 POINTS. AFTER COMPLETING TWO MORE YEARS OF SERVICE, HE WILL BE PENSION ELIGIBLE (2 POINTS FOR HIS AGE AND 2 POINTS FOR HIS SERVICE) AND WILL HAVE 75 POINTS, THUS QUALIFYING HIM FOR AN UNREDUCED PENSION. IF THE COMBINED COMPANY

          WERE TO CHANGE THE EARLY RETIREMENT RULES SO THAT 80 POINTS ARE REQUIRED TO RECEIVE UNREDUCED PENSION BENEFITS, BOB COULD STILL RECEIVE THE UNREDUCED PENSION AFTER THE ADDITIONAL TWO YEARS OF SERVICE, WITH RESPECT TO THE $1,000 A MONTH HE HAS ACCRUED AS OF THE DATE OF THE CHANGE. HOWEVER, THE BENEFITS EARNED AFTER THE DATE OF THE CHANGE WOULD NOT BE PAYABLE TO HIM ON AN UNREDUCED BASIS UNTIL HE SATISFIES THE NEW 80-POINT EARLY RETIREMENT RULES.


IMPACT ON EMPLOYEES
 COMP AND BENEFITS

Q: Something we've avoided so far, even during the painful years when we had to say goodbye to a lot of colleagues, has been to reduce salaries and benefits in order to cut costs. Do you foresee salary/benefit adjustments as a result of the merger with Alcatel?

     A: WHILE WE ARE UNABLE TO SPECULATE ON WHAT MIGHT HAPPEN FURTHER DOWN THE ROAD, THE MERGER AGREEMENT PROVIDES THAT THE COMBINED COMPANY WILL MAINTAIN THE SALARIES AND AGGREGATE EMPLOYEE BENEFIT LEVELS (OTHER THAN BENEFITS UNDER EQUITY-BASED PLANS) PROVIDED TO LUCENT AND ALCATEL EMPLOYEES IMMEDIATELY BEFORE THE MERGER AT LEAST THROUGH DEC. 31, 2007. PAY AND BENEFITS FOR U.S. REPRESENTED OCCUPATIONAL EMPLOYEES ARE SUBJECT TO THE TERMS OF THE APPLICABLE COLLECTIVE BARGAINING AGREEMENT.


THE TRANSITION PERIOD
 GENERAL

Q: Is there a schedule in place regarding the merger? What are the next steps that will happen? How can I find out more information regarding what to expect now over the next six to 12 months as our two companies merge into one?

     A: WHEN WE ANNOUNCED OUR PROPOSED MERGER WITH ALCATEL ON APRIL 2, WE ESTIMATED IT WOULD TAKE SIX TO 12 MONTHS TO OBTAIN VARIOUS APPROVALS AND COMPLETE THE TRANSACTION. ON MAY 9, LUCENT AND ALCATEL ANNOUNCED THE FILING OF A REGISTRATION STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) AS PART OF THIS PROCESS. THE FILING CONTAINS IMPORTANT INFORMATION ABOUT THE PENDING MERGER BETWEEN ALCATEL AND LUCENT.

          ON JUNE 8, LUCENT AND ALCATEL WERE NOTIFIED THAT THEY HAD RECEIVED EARLY TERMINATION OF THE WAITING PERIOD UNDER THE HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT OF 1976 AS IT PERTAINS TO THE MERGER. LUCENT FILED AN 8K WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

          THERE ARE A NUMBER OF MILESTONES (INCLUDING THOSE DISCUSSED ABOVE) THAT MUST BE ACHIEVED BEFORE THE MERGER IS COMPLETE, AND THEY FALL INTO FOUR MAIN AREAS FROM A U.S. PERSPECTIVE:

               1. SEC FILINGS -- AS NOTED ABOVE, A REGISTRATION STATEMENT RELATED TO THE ISSUANCE OF NEW SECURITIES FOR THE MERGER WAS FILED WITH THE SEC. THESE LEGAL FILINGS WITH THE SEC PROVIDE MORE DETAILS ON THE MERGER TRANSACTION. A SIMILAR FILING WAS MADE IN FRANCE. THE SEC REGISTRATION STATEMENT WILL NEED TO BE DECLARED EFFECTIVE BEFORE THE LUCENT PROXY STATEMENT CAN BE MAILED TO SHAREOWNERS.

               2. ANTITRUST FILINGS -- AS NOTED ABOVE, THE HART-SCOTT RODINO ANTITRUST WAITING PERIOD HAS BEEN TERMINATED. OTHER ANTITRUST FILINGS HAVE BEEN MADE IN RELEVANT JURISDICTIONS.

               3. APPROVAL BY CFIUS (COMMITTEE ON FOREIGN INVESTMENT IN THE UNITED STATES) -- THE CFIUS FILING INITIATES A U.S. GOVERNMENT REVIEW THAT IS CUSTOMARY IN TRANSACTIONS INVOLVING FOREIGN OWNERSHIP OF A U.S. COMPANY.

               4. SHAREHOLDER APPROVAL -- BOTH COMPANIES WILL CONDUCT SPECIAL SHAREOWNER MEETINGS AND VOTE ON THE MERGER TRANSACTION ON SEPT. 7.

          IN ADDITION TO U.S. FILINGS, SIMILAR FILINGS AND APPROVALS ARE REQUIRED IN FRANCE AND WITH THE EUROPEAN UNION (EU) AND IN OTHER JURISDICTIONS.

          PLEASE KEEP IN MIND THAT THIS IS A SNAPSHOT OF SOME OF THE FILINGS AND MAJOR MILESTONES THAT MUST BE CROSSED FOR THIS MERGER TO BE COMPLETED. THE TIMING AND DURATION OF THESE ACTIVITIES MAY VARY AND ARE SUBJECT TO CHANGE. WE WILL KEEP EMPLOYEES GENERALLY UPDATED ON FILINGS, APPROVALS AND OTHER DEVELOPMENTS AS THEY OCCUR.



SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION


This document and other employee communications material contain statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's annual report on Form 10-K for the year ended September 30, 2005 and quarterly reports on Form 10-Q for the periods ended December 31, 2005 and March 31, 2006 and Alcatel's annual report on Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the U.S. Securities and Exchange Commission (the "SEC"). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this website and other employee communications material, whether as a result of new information, future events, developments, changes in assumptions or otherwise.


IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC


In connection with the proposed transaction between Lucent and Alcatel, Alcatel has filed a registration statement on Form F-4 (File no. 33-133919) (the "Form F-4") to register the Alcatel ordinary shares underlying the Alcatel American Depositary Shares ("ADS") to be issued in the proposed transaction. Alcatel and Lucent have also filed, and intend to continue to file, additional relevant materials with the SEC, including a registration statement on Form F-6 (the "Form F-6" and together with the Form F-4, the "Registration Statements") to register the Alcatel ADSs to be issued in the proposed transaction. The Registration Statements and the related proxy statement/prospectus contain and will contain important information about Lucent, Alcatel, the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND THE RELATED PROXY STATEMENT/PROSPECTUS CAREFULLY, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL AMENDMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the documents filed with the SEC by Lucent and Alcatel (including the Form F-4 and, when filed, the Form F-6) through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of materials filed with the SEC by Lucent and Alcatel (including the Form F-4 and, when filed, the Form F-6) by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.


Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed transaction). Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.


Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed transaction). Additional information regarding these directors and executive officers is also included in Alcatel's annual report on Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.